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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported), March 12, 2003

                                ISecureTrac Corp.
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               (Exact name of registrant as specified in charter)

      Delaware                             0-26455               87-0347787
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  (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)                 File Number)        Identification No.)

5022 South 114th Street, Omaha, Nebraska                          68137
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(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (402) 537-0022

                                 Not Applicable

          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

iSecureTrac has entered into a distribution agreement with Premier Geografix LTD, a United Kingdom manufacturer and seller of electronic monitoring systems located in Norwich, England. Premier Geografix is a wholly owned subsidiary of Premier Prison Services Limited. Under the agreement, iSecureTrac will supply its Series 2100 personal tracking units to Premier Geografix for resale or lease in the United Kingdom and Canada on a non-exclusive basis. The term of the agreement is for two years, automatically renewable for one year terms unless terminated by either party. Additional information concerning this transaction is contained in the exhibits to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit
       No.         Description
--------------   --------------------------------------------------------------
10.1             Preferred Distributor Agreement with Premier Geografix LTD, dated March 12, 2003
99.1             Press Release

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ISECURETRAC CORP.


Date: March 18, 2003                          By: /s/ James E. Stark
                                                ------------------------------
                                                      President


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                                  EXHIBIT INDEX


     Exhibit
       No.         Description
--------------   --------------------------------------------------------------
10.1             Preferred Distributor Agreement with Premier Geografix LTD, dated March 12, 2003
99.1             Press Release

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